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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 333-43073 and 333-64697 of Net.B@nk, Inc. on Form S-8 of our report dated
March 20, 2000, incorporated by reference in this Annual Report on Form 10-K of Net.B@nk, Inc. for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

Atlanta, Georgia
March 27, 2000

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